SUPPLEMENT TO

PATENT SECURITY AGREEMENT

This SUPPLEMENT TO PATENT SECURITY AGREEMENT (this “Supplement”) is made effective as of August [__], 2014, by and among Digital Ally, Inc., a Nevada corporation (the “Company”), and each of the Grantors listed on the signature pages hereof (together with the Company, collectively, jointly and severally, “Grantors” and each individually “Grantor”), and HUDSON BAY MASTER FUND LTD., in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for the Buyers (as defined below).

W I T N E S S E T H:

WHEREAS, pursuant to the Securities Purchase Agreement, dated as of March 21, 2014 (as amended, restated or otherwise modified from time to time, including all schedules thereto, the “Existing Securities Purchase Agreement”), among the Company and each party listed as a “Buyer” on the Schedule of Buyers thereto (each an “Existing Buyer”, and collectively, the “Existing Buyers”), the Company sold, and the Existing Buyers purchased, certain Notes as defined therein (collectively, the “Existing Notes”);

WHEREAS, in connection with the Existing Securities Purchase Agreement, the Company and DAII entered into the Pledge and Security Agreement, dated as of March 21, 2014 (as amended, restated or otherwise modified prior to the date hereof, including all schedules thereto, the “Existing Pledge and Security Agreement”) in favor of the Collateral Agent, in its capacity as collateral agent for the Existing Buyers;

WHEREAS, pursuant to the Securities Purchase Agreement, dated as of August [25], 2014 (as amended, restated or otherwise modified from time to time, including all schedules thereto, the “Additional Securities Purchase Agreement”, and together with the Existing Securities Purchase Agreement, collectively, the “Securities Purchase Agreements”), among the Company and each party listed as a “Buyer” on the Schedule of Buyers attached thereto (each an “Additional Buyer”, and collectively, the “Additional Buyers”, and together with the Existing Buyers, each a “Buyer”, and collectively, the “Buyers”), the Company agreed to sell, and the Additional Buyers agreed to purchase certain Notes as defined therein (collectively, the “Additional Notes”, and together with the Existing Notes, collectively, the “Notes”);

WHEREAS, Grantors have executed and delivered to Collateral Agent, for the benefit of the Buyers, and Collateral Agent has accepted and acknowledged, that certain Patent Security Agreement, dated as of March 21, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Patent Security Agreement”) pursuant to (i) the Existing Securities Purchase Agreement, and (ii) the Existing Pledge and Security Agreement;

WHEREAS, it is a condition precedent to the Buyers consummating the transactions contemplated by the Additional Securities Purchase Agreement and the other Transaction Documents (as defined in the Additional Securities Purchase Agreement) that the Grantors amend and restate the Existing Pledge and Security Agreement; and

WHEREAS, pursuant to each of the Securities Purchase Agreements, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Buyers, this Supplement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Collateral Agent, for the benefit of the Buyers, to secure the Secured Obligations, a continuing security interest (referred to in this Supplement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Patent Collateral”):

(a) the Grantor’s Patents and Patent Intellectual Property Licenses which are referred to on Schedule I;

(b) all renewals or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of such Patents, including the right to receive damages, or the right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License pertaining to such Patents.

3. SECURITY FOR SECURED OBLIGATIONS. This Supplement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Supplement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Buyers, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Supplement is granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Buyers, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement and the Patent Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Supplement and the Security Agreement, the Security Agreement shall control.

5.  CONFIRMATION OF PATENT SECURITY AGREEMENT. As hereby supplemented, the Patent Security Agreement is in all respects ratified and confirmed and remains in full force and effect.

6. COUNTERPARTS. This Supplement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Supplement. Delivery of an executed counterpart of this Supplement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Supplement. Any party delivering an executed counterpart of this Supplement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Supplement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Supplement.

7. CONSTRUCTION. This Supplement is a Loan Document and shall be subject to all of terms and conditions contained in Section 1.4 of the Credit Agreement, mutatis mutandi.

8. THE VALIDITY OF THIS SUPPLEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS SUPPLEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

10. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUPPLEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS SUPPLEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	DIGITAL ALLY, INC., a Nevada corporation

By:
	Name:	Stanton E. Ross
	Title:	Chairman, CEO & President

ACCEPTED AND ACKNOWLEDGED BY:

COLLATERAL AGENT:	Hudson Bay Master Fund Ltd.

By:
Name:
Title:

SUPPLEMENT TO PATENT
SECURITY AGREEMENT

SCHEDULE I
to
SUPPLEMENT TO PATENT SECURITY AGREEMENT

PATENT APPLICATIONS

Country	Application No.	Title	Filing Date	Publication Date

PATENT LICENSES

SUPPLEMENT TO

ASSIGNMENT FOR SECURITY: PATENTS

This ASSIGNMENT FOR SECURITY: PATENTS (this “Supplement”) is made effective as of August [__], 2014, by and among Digital Ally, Inc., a Nevada corporation (the “Company”), and each of the Grantors listed on the signature pages hereof (together with the Company, collectively, jointly and severally, “Grantors” and each individually “Grantor”), and HUDSON BAY MASTER FUND LTD., in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for the Buyers (as defined below).

W I T N E S S E T H:

WHEREAS, pursuant to the Securities Purchase Agreement, dated as of March 21, 2014 (as amended, restated or otherwise modified from time to time, including all schedules thereto, the “Existing Securities Purchase Agreement”), among the Company and each party listed as a “Buyer” on the Schedule of Buyers thereto (each an “Existing Buyer”, and collectively, the “Existing Buyers”), the Company sold, and the Existing Buyers purchased, certain Notes as defined therein (collectively, the “Existing Notes”);

WHEREAS, pursuant to the Securities Purchase Agreement, dated as of August [__], 2014 (as amended, restated or otherwise modified from time to time, including all schedules thereto, the “Additional Securities Purchase Agreement”, and together with the Existing Securities Purchase Agreement, collectively, the “Securities Purchase Agreements”), among the Company and each party listed as a “Buyer” on the Schedule of Buyers attached thereto (each an “Additional Buyer”, and collectively, the “Additional Buyers”, and together with the Existing Buyers, each a “Buyer”, and collectively, the “Buyers”), the Company agreed to sell, and the Additional Buyers agreed to purchase certain Notes as defined therein (collectively, the “Additional Notes”, and together with the Existing Notes, collectively, the “Notes”);

WHEREAS, in connection with the Securities Purchase Agreements, the Company and Digital Ally International, Inc., entered into that certain Pledge and Security Agreement, dated as of March 21, 2014, as amended and restated by the Amended and Restated Pledge and Security Agreement, dated as of August [__], 2014 (the “Security Agreement”), the Company and the Guarantors have granted to the Collateral Agent, in its capacity as collateral agent for the Buyers, a security interest in and lien on their assets to secure their respective obligations under the Securities Purchase Agreements, the Notes and the other Transaction Documents;

WHEREAS, the Company has executed and delivered to Collateral Agent, for the benefit of the Buyers, and Collateral Agent has accepted and acknowledged, that certain Assignment for Security: Patents, dated as of March 21, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Patent Security Agreement”) pursuant to (i) the Existing Securities Purchase Agreement, and (ii) the Security Agreement; and

WHEREAS, pursuant to the Securities Purchase Agreements, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Buyers, this Supplement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Securities Purchase Agreements.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Collateral Agent, for the benefit of the Buyers, to secure the Obligations, a continuing security interest (referred to in this Supplement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Patent Collateral”):

(a) the Grantor’s Patents and Patent Licenses which are referred to on Schedule I;

(b) all renewals or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of such Patents, including the right to receive damages, or the right to receive license fees, royalties, and other compensation under any Patent License pertaining to such Patents.

3. SECURITY FOR OBLIGATIONS. This Supplement and the Security Interest created hereby secures the payment and performance of the Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Supplement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Buyers, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Supplement is granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Buyers, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement and the Patent Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Supplement and the Security Agreement, the Security Agreement shall control.

5. CONFIRMATION OF PATENT SECURITY AGREEMENT. As hereby supplemented, the Patent Security Agreement is in all respects ratified and confirmed and remains in full force and effect.

6. COUNTERPARTS. This Supplement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Supplement. Delivery of an executed counterpart of this Supplement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Supplement. Any party delivering an executed counterpart of this Supplement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Supplement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Supplement.

7. CONSTRUCTION. This Supplement is a Transaction Document and shall be subject to all of terms and conditions contained in Section [3.b] of the Securities Purchase Agreements, mutatis mutandi.

8. THE VALIDITY OF THIS SUPPLEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS SUPPLEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

10. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUPPLEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS SUPPLEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTOR:
DIGITAL ALLY, INC., a Nevada corporation

By:
	Name:	Stanton E. Ross
	Title:	Chairman, CEO & President

ACCEPTED AND ACKNOWLEDGED BY:

COLLATERAL AGENT:	Hudson Bay Master Fund Ltd.

By:
Name:
Title:

SUPPLEMENT TO PATENT
SECURITY AGREEMENT

SCHEDULE I

to

SUPPLEMENT TO PATENT SECURITY AGREEMENT

PATENT APPLICATIONS

Country	Application No.	Title	Filing Date	Publication Date

PATENT LICENSES